ESSEX PROPERTY TRUST, INC.
AND ESSEX PORTFOLIO, L.P.

List of Subsidiaries
as of 12/31/16

Exhibit 21.1

1.	Essex Portfolio, L.P., a California limited partnership, (a subsidiary of Essex Property Trust)

2.	Essex Management Corporation, a California corporation

3.	Essex Palisades Facilitator, a California limited partnership

4.	Essex Mirabella Marina Apartments, L.P., a California limited partnership

5.	Essex San Ramon Partners L.P., a California limited partnership

6.	Essex Fidelity I Corporation, a California corporation

7.	Essex Camarillo Corporation, a California corporation

8.	Essex Camarillo L.P., a California limited partnership

9.	Essex Meadowood, L.P., a California limited partnership

10.	Essex Bunker Hill, L.P., a California limited partnership

11.	Essex Treetops, L.P., a California limited partnership

12.	Essex Bluffs, L.P., a California limited partnership

13.	Essex Huntington Breakers, L.P., a California limited partnership

14.	Essex Stonehedge Village, L.P., a California limited partnership

15.	Essex Inglenook Court, LLC, a Delaware limited liability company

16.	Essex Wandering Creek, LLC, a Delaware limited liability company

17.	Essex Columbus, L.P., a California limited partnership

18.	Essex Lorraine, L.P., a California limited partnership

19.	Essex Glenbrook, L.P., a California limited partnership

20.	Essex Euclid, L.P., a California limited partnership

21.	Richmond Essex L.P., a California limited partnership

22.	Essex Wilshire, L.P., a California limited partnership

23.	Essex Wynhaven, L.P., a California limited partnership

24.	Jackson School Village Limited Partnership, a California limited partnership

25.	Essex Carlyle, L.P., a California limited partnership

26.	Essex Dupont Lofts, L.P., a California limited partnership

27.	ESG Properties I, LLC, a Delaware limited liability company

28.	Essex Cochran, L.P., a California limited partnership

29.	Essex Kings Road, L.P., a California limited partnership

30.	Essex Le Parc, L.P., a California limited partnership

31.	Essex Monterey Villas, L.P., a California limited partnership

32.	Essex Monterey Villas, LLC, a Delaware limited liability company

33.	Essex Jaysac Tasman, L.P., a California limited partnership

34.	Western Blossom Hill Investors, a California limited partnership

35.	Western-Los Gatos I Investors, a California limited partnership

36.	Western Highridge Investors, a California limited partnership

37.	Western-San Jose III Investors, a California limited partnership

38.	Western Riviera Investors, a California limited partnership

39.	Western-Palo Alto II Investors, a California limited partnership

40.	Irvington Square Associates, a California limited partnership

41.	Western-Seven Trees Investors, a California limited partnership

42.	Western-Las Hadas Investors, a California limited partnership

43.	San Pablo Medical Investors, Ltd., a California limited partnership

44.	Gilroy Associates, a California limited partnership

45.	The Oakbrook Company, a Ohio limited partnership

46.	Pine Grove Apartment Fund, Ltd., a California limited partnership

47.	Valley Park Apartments, Ltd., a California limited partnership

48.	Fairhaven Apartment Fund, Ltd., a California limited partnership

49.	K-H Properties, a California limited partnership

50.	Villa Angelina Apartment Fund, Ltd., a California limited partnership

51.	Essex Camarillo Oaks 789, L.P., a California limited partnership

52.	Essex Emerald Ridge, L.P., a California limited partnership

53.	Essex CAL-WA, L.P., a California limited partnership

54.	Essex Marina City Club, L.P., a California limited partnership

55.	Essex Fountain Park Apartments, L.P., a California limited partnership

56.	Essex SPE, LLC, a Delaware limited liability company

57.	Essex MCC, LLC, a Delaware limited liability company

58.	Essex Excess Assets TRS, Inc., a Delaware corporation

59.	Essex The Pointe, L.P., a California limited partnership

60.	Essex Tierra Vista, L.P., a California limited partnership

61.	EMC SPE, LLC, a Delaware limited liability company

62.	Essex Vista Belvedere, L.P., a California limited partnership

63.	Essex Marbrisa Long Beach, L.P., a California limited partnership

64.	Essex Marina City Club, LLC, a Delaware limited liability company

65.	Essex Northwest Gateway, LLC, a Delaware limited liability company

66.	Essex Fairwood Pond, L.P., a California limited partnership

67.	Park Hill LLC, a Washington limited liability company

68.	Essex NBN SPE, LLC, a Delaware limited liability company

69.	Essex Gateway Management, LLC, a California limited liability company

70.	Essex Eastridge, Inc., a California corporation

71.	Essex Tracy Development, Inc., a California corporation

72.	Essex Property Financial Corporation, a California corporation

73.	Northwest Gateway Apartments, L.P., a California limited partnership

74.	Essex Alamo, L.P., a Delaware limited partnership

75.	Essex Broadway, LLC, a Washington limited liability company

76.	Essex HGA, LLC, a Delaware limited liability company

77.	Essex Hillsdale Garden Apartments, L.P., a California limited partnership

78.	Essex Camino Ruiz Apartments, L.P., a California limited partnership

79.	Belmont Affordable Partners, L.P., a California limited partnership

80.	Essex Chestnut Apartments, L.P., a California limited partnership

81.	Essex Canyon Oaks Apartments, L.P., a California limited partnership

82.	Essex Esplanade, L.P., a California limited partnership

83.	Pacific Western Insurance LLC, a Hawaii limited liability company

84.	Western-Mountain View II Investors, a California limited partnership

85.	Western-San Jose IV Investors Limited Partnership, a California limited partnership

86.	Essex Berkeley 4thStreet, L.P., a California limited partnership

87.	Newport Beach North LLC, a Delaware limited liability company

88.	Essex Summerhill Park, L.P., a California limited partnership

89.	Essex Skyline, L.P., a Delaware limited partnership

90.	Essex San Fernando, L.P., a California limited partnership

91.	Essex Eagle Rim, L.P., a California limited partnership

92.	Essex Hillcrest Park, L.P., a California limited partnership

93.	Essex The Commons, L.P., a California limited partnership

94.	Essex Derian, L.P., a California limited partnership

95.	Essex Bella Villagio, L.P., a California limited partnership

96.	Essex NoHo Apartments, L.P., a California limited partnership

97.	Essex Hillsborough Park, L.P., a California limited partnership

98.	Essex Santee Court, L.P., a California limited partnership

99.	Essex City View, L.P., a California limited partnership

100.	Essex Courtyard, L.P., a California limited partnership

101.	Essex Anavia, L.P., a California limited partnership

102.	Essex Waterford, L.P., a California limited partnership

103.	Essex 416 on Broadway, L.P., a California limited partnership

104.	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company

105.	Essex Valley Village Magnolia, LLC, a Delaware limited liability company

106.	Essex Queen Anne, LLC, a Washington limited liability company

107.	Essex Wesco, L.P., a California limited partnership

108.	Essex Arbors, L.P., a California limited partnership

109.	Essex Cadence GP, L.P., a Delaware limited partnership

110.	Essex Cadence Owner, L.P., a California limited partnership

111.	Cadence San Jose, L.P., a Delaware limited partnership

112.	Essex Warner Center, L.P., a California limited partnership

113.	Essex Bellerive, L.P., a California limited partnership

114.	Essex Bernard, L.P., a California limited partnership

115.	Essex Dublin GP, L.P., a Delaware limited partnership

116.	Essex Dublin Owner, L.P., a California limited partnership

117.	West Dublin Bart, L.P., a Delaware limited partnership

118.	Essex Redmond Hill CW, L.P., a California limited partnership

119.	Essex Redmond Hill NE, L.P., a California limited partnership

120.	Essex Monarch I, L.P., a Delaware limited partnership

121.	Essex Monarch La Brea Apartments, L.P., a California limited partnership

122.	Essex Monarch II, L.P., a Delaware limited partnership

123.	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership

124.	Essex Briarwood, L.P., a California limited partnership

125.	Essex The Woods, L.P., a California limited partnership

126.	Essex JMS Acquisition, L.P. , a California limited partnership

127.	Wesco I, LLC, a Delaware limited liability company

128.	Santa Clara Square, LLC, a California limited liability company

129.	Wesco GP, LLC, a Delaware limited liability company

130.	Cadence REIT, LLC, a Delaware limited liability company

131.	LINC REIT, LLC, a Delaware limited liability company

132.	EssexMonarch GP I, LLC, a Delaware limited liability company

133.	EssexMonarch GP II, LLC, a Delaware limited liability company

134.	Wesco Redmond CW GP, LLC, a Delaware limited liability company

135.	Wesco Redmond NE GP, LLC, a Delaware limited liability company

136.	Essex CPP, GP, L.P., a Delaware limited liability company

137.	Essex CPP, L.P., a Delaware limited liability company

138.	Essex CPP REIT, LLC, a Delaware limited liability company

139.	Essex SF GP, L.P., a California limited partnership

140.	Essex SF Owner, L.P., a California limited partnership

141.	Essex SF, L.P., a Delaware limited liability company

142.	Essex SF Manager, L.P., a California limited partnership

143.	Essex SF REIT, LLC, a Delaware limited liability company

144.	Essex Huntington on Edinger, L.P., a California limited partnership

145.	Essex Montebello, L.P., a California limited partnership

146.	Essex Elkhorn Owner, L.P., a California limited partnership

147.	Essex PE Lofts, L.P., a California limited partnership

148.	Essex Riley Square, L.P., a California limited partnership

149.	Essex Moorpark GP, L.P., a California limited partnership

150.	Essex Moorpark Owner, L.P., a California limited partnership

151.	Essex Moorpark, L.P., a Delaware limited partnership

152.	Essex Moorpark REIT, LLC, a Delaware limited liability company

153.	Essex Madrid, L.P., a California limited partnership

154.	Essex Wesco III, L.P. a California limited partnership

155.	Wesco III, LLC, a Delaware limited liability company

156.	Wesco III GP, LLC, a Delaware limited liability company

157.	Essex Haver Hill, L.P., a California limited partnership

158.	Essex Walnut REIT, LLC, a Delaware limited liability company

159.	Essex OSM REIT, LCC, a Delaware limited liability company

160.	Essex Fox Plaza, L.P., a California limited partnership

161.	Essex Walnut GP, L.P., a Delaware limited partnership

162.	Essex Walnut Owner, L.P., a California limited partnership

163.	Essex Walnut, L.P., a Delaware limited partnership

164.	Essex OSM GP, L.P., a Delaware limited partnership

165.	Essex OSM, L.P., a Delaware limited partnership

166.	Essex Regency Escuela, L.P., a California limited partnership

167.	La Brea Affordable Partners, L.P., a California limited partnership

168.	Santa Monica Affordable Partners, L.P., a California limited partnership

169.	Essex Gas Company Lofts,L.P., a California limited partnership

170.	BEXAEW Ballinger Commons, LP, a Washington limited partnership

171.	BEXAEW Citywalk, LP, a Washington limited partnership

172.	BEXAEW Bothell Ridge, LP, a Washington limited partnership

173.	BEXAEW Canyon Creek, LP, a California limited partnership

174.	BEXAEW Enclave at Town Square, LP, a California limited partnership

175.	BEXAEW Parkside Court, LP, a California limited partnership

176.	BEXAEW Esplanade, LP, a California limited partnership

177.	BEXAEW The Havens, LP, a California limited partnership

178.	Essex Piedmont, L.P., a California limited partnership

179.	Essex Bellevue Park, L.P., a California limited partnership

180.	Essex Emeryville GP, L.P., a Delaware limited partnership

181.	Essex Emeryville, L.P., a Delaware limited partnership

182.	Essex Emeryville Owner, L.P., a California limited partnership

183.	Essex Pleasanton GP, L.P., a Delaware limited partnership

184.	Essex Pleasanton, L.P., a Delaware limited partnership

185.	Essex Pleasanton Owner, L.P., a California limited partnerships

186.	Essex Cadence Phase III Owner, L.P., a California limited partnership

187.	Block 9 Transbay, LLC, a Delaware limited liability company

188.	BEX Portfolio, LLC, a Delaware limited liability company

189.	Wesco III BEX, LLC, a Delaware limited liability company

190.	Essex Wesco IV, LLC, a Delaware limited liability company

191.	Wesco IV, LLC, a Delaware limited liability company

192.	Essex BEXAEW, LLC, a Delaware limited liability company

193.	BEXAEW, LLC, a Delaware limited liability company

194.	BEXAEW GP, LLC, a Delaware limited liability company

195.	BRE-FMCA, LLC, a Delaware limited liability company

196.	BEX FMCA, LLC, a Delaware limited liability company

197.	Emerald Pointe Apartments, LLC, a Delaware limited liability company

198.	Essex Emeryville REIT, LLC, a Delaware limited liability company

199.	Essex Pleasanton REIT, LLC, a Delaware limited liability company

200.	Cadence Phase III REIT, LLC, a Delaware limited liability company

201.	GBR Palm Valley LLC, a Delaware limited liability company

202.	Palm Valley Roll-Up LLC, a Delaware limited liability company

203.	New Century Towers, LLC, a Delaware limited liability company

204.	BRE Builders, Inc. a Delaware corporation

205.	Block 9 Residential, LLC, a Delaware limited liability company

206.	Essex Block 9 Manager, LLC, a Delaware limited liability company

207.	500 Folsom, LP, a California limited partnership

208.	BEX II, GP, a Delaware limited liability company

209.	BEX II, LLC, a Delaware limited liability company

210.	Essex BEX II, LLC, a Delaware limited liability company

211.	Block 9 MRU Residential, LLC, a Delaware limited liability company

212.	Block 9 UPPER MRU and Retail, LLC, a Delaware limited liability company

213.	Essex 500 Folsom, LLC, A Delaware limited liability company

214.	Essex Bridgeport, LP, a California limited partnership

215.	Essex Form 15, LP, a California limited partnership

216.	Essex Kiely, LP, a California limited partnership

217.	Essex Park Catalina, LP, a California limited partnership

218.	Essex Portfolio Management, L.P., a California limited partnership

219.	Japantown Associates, LLC, a Delaware limited liability company